EXHIBIT 32.2


           CERTIFICATION OF CHIEF FINANCIAL OFFICER
         PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Garrett Sullivan, the Treasurer of Cognitronics Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Report"). The undersigned hereby certifies that:
        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATED this 30th day of March 2005.





                                                        /s/ Garrett Sullivan

                                                         Garrett Sullivan
                                                         Treasurer



                                                A signed original of this
                                                written statement required
                                                by Section 906 has been
                                                provided to the Company and
                                                will be retained by the
                                                Company and furnished to the
                                                Securities and Exchange
                                                Commission or its staff upon
                                                request.